Premier Accumulation Life®

Supplement dated June 25, 2018
to Prospectus dated May 1, 2007 as supplemented

Effective July 2, 2018, Deutsche Investment Management Americas Inc., the investment advisor to the below reference funds, will be renamed DWS Investment Management Americas, Inc.

In addition, the following Deutsche funds will be renamed. Accordingly, any reference to the following Old Fund Name in the prospectus should be replaced with the corresponding New Fund Name as described below.

Old Fund Name	New Fund Name
Deutsche CROCI® International VIP	DWS CROCI® International VIP
Deutsche Global Income Builder VIP	DWS Global Income Builder VIP